UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): June 28, 2011

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 513-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Ducommun Incorporated, a Delaware corporation (“Ducommun”) that was filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2011 (the “Original Form 8-K”) to report, among other matters, the completion of Ducommun’s acquisition by merger of LaBarge, Inc., a Delaware corporation (“LaBarge”) on June 28, 2011. This Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to provide certain financial statements of LaBarge and its subsidiaries and to provide certain unaudited pro forma financial statements related to Ducommun’s acquisition of LaBarge and certain other transactions in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of LaBarge and its subsidiaries as of June 27, 2010 and June 28, 2009, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 27, 2010, previously filed by LaBarge on its Form 10-K with the SEC on September 3, 2010, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The consent of KPMG LLP, LaBarge’s independent auditor, is attached as Exhibit 23.1 hereto.

The unaudited interim consolidated balance sheets of LaBarge and its subsidiaries as of April 3, 2011 and June 27, 2010, and the related consolidated statements of income for the three and nine months ended April 3, 2011 and March 28, 2010 and cash flows for the nine months ended April 3, 2011 and March 28, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements related to Ducommun’s acquisition of LaBarge and certain other transactions in connection therewith are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 2, 2011.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended December 31, 2010.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended April 2, 2011.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited consolidated balance sheets of LaBarge, Inc. and its subsidiaries as of June 27, 2010 and June 28, 2009, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 27, 2010.

99.2	Unaudited interim consolidated balance sheets of LaBarge, Inc. and its subsidiaries as of April 3, 2011 and June 27, 2010, and the related consolidated statements of income for the three and nine months ended April 3, 2011 and March 28, 2010 and cash flows for the nine months ended April 3, 2011 and March 28, 2010.

99.3	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: September 2, 2011	By:	/s/ Joseph P. Bellino
Joseph P. Bellino
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited consolidated balance sheets of LaBarge, Inc. and its subsidiaries as of June 27, 2010 and June 28, 2009, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 27, 2010.

99.2	Unaudited interim consolidated balance sheets of LaBarge, Inc. and its subsidiaries as of April 3, 2011 and June 27, 2010, and the related consolidated statements of income for the three and nine months ended April 3, 2011 and March 28, 2010 and cash flows for the nine months ended April 3, 2011 and March 28, 2010.

99.3	Unaudited pro forma condensed combined financial statements.